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                                    UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

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                                       FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported) January 29, 1997

                           Commission File Number:  0-14618

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                              VECTRA TECHNOLOGIES, INC.

                (Exact name of registrant as specified in its charter)

     Washington                                         91-1160888
(State of incorporation)                   (I.R.S. Employer Identification No.)

                        6203 San Ignacio Avenue, Suite 100
                                 San Jose, CA  95119
                       (Address of principal executive offices)

                                    (408) 629-9800
                           (Registrant's telephone number)

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Item 2 - Acquisition or Disposition of Assets

On January 29, 1997 VECTRA Technologies, Inc. (the "Seller" or the "Company") sold its waste services operations ("VECTRA Waste Business" or the "Waste Business") to MMT of Tennessee Inc. ("MMT" or the "Buyer"). The form of the transaction was a sale of assets pursuant to an Asset Purchase Agreement among the Company and the Buyer, dated January 29, 1997 (the "Agreement").

The purchase price for the sale of the Waste Business was $3,900,000 (the "Purchase Price"). The assets purchased by the Buyer included substantially all of the Waste Business' assets with the exception of cash, accounts receivable and work in process inventory. The liabilities assumed by the Buyer generally included the personal property leases, other waste contracts and waste customer contracts and certain responsibilities with respect to the equipment, transportable vitrification system and the RVR 7200.

Item 5 - Other Events

With the sale of the Engineering Business in August 1996 and of the Waste Business in January 1997, the Company's current business consists solely of the handling, transportation and storage of high-level radioactive wastes. Because of the Company's reduced size and product lines, the Company's current and future business operations are subject to a number of risks and uncertainties. In evaluating the risks of an investment and any forward-looking information provided by the Company, investors should be aware that the Company's actual results could differ materially from the results discussed in any forward-looking statements because of, among other factors generally affecting companies in the nuclear industry, the following:
(a) the Company is subject to a variety of stringent regulatory agency requirements in the U.S. and foreign countries that affect the manufacturing of its products, and the failure to comply with such requirements may result in litigation, liability or government-ordered shutdowns; (b) the Company's need for working capital and annual and quarterly operating results may vary considerably from period to period as a result of a number of factors, including milestone requirements under customer contracts, and cancellations or delays by customers; (c) a substantial portion of the Company's future sales will be to fewer than 10 customers, the loss of any of which would adversely affect the Company's business, results of operations and financial condition; (d) some of the Company's principal competitors have been active in the nuclear service industry for many years and may have extensive relationships with customers in the Company's current area of operations and may have strong financial resources.

Item 7. Financial Statements and Exhibits

(b)  Pro forma financial information

The Company will file as an amendment to this Form 8-K by April 5,1997, the following pro forma financial statements, for which filing herewith is impracticable:

    Pro forma balance sheet of the Company as of December 31,1996 and pro forma statement of income for the year ended December 31, 1996.


Exhibits

The following exhibit is filed herewith:

Asset Purchase Agreement by and between MMT of Tennessee Inc. and   VECTRA
Technologies, Inc. dated as of January 29,1997.


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                                     SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              VECTRA TECHNOLOGIES, INC.

    February 13, 1997                        By   /S/ RAY A. FORTNEY
                                                 ------------------------------
                                                 Ray A. Fortney
                                                 President, Chief Executive
                                                 Officer

    February 13, 1997                        By   /S/ THOMAS B. PFEIL
                                                 ------------------------------
                                                 Thomas B. Pfeil
                                                 Chief Financial Officer


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